UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 6, 2020

Central Index Key Number of the issuing entity: 0001706303

BANK 2017-BNK5

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-11	38‑4032157 38‑4032158 38‑7187250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York                                                                                          10036

(Address of Principal Executive Offices)                                                                                       (ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective as of May 6, 2020, Argentic Services Company LP (“ASC”), a Delaware limited partnership, will act as special servicer for the iStar Leased Fee Portfolio mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “iStar Leased Fee Portfolio Non-Serviced Loan Combination”), replacing LNR Partners, LLC as special servicer for such non-serviced loan combination.  ASC was appointed at the direction of Argentic Securities Income USA, LLC, the controlling class representative under the Morgan Stanley Capital I Trust 2017-H1 pooling and servicing agreement, pursuant to which the iStar Leased Fee Portfolio Non-Serviced Loan Combination is serviced.  As special servicer for the iStar Leased Fee Portfolio Non-Serviced Loan Combination, ASC will be responsible for the servicing and administration of the iStar Leased Fee Portfolio Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the iStar Leased Fee Portfolio Non-Serviced Loan Combination when such non-serviced loan combination is not specially serviced.  Servicing of the iStar Leased Fee Portfolio Non-Serviced Loan Combination will continue to be governed by the Morgan Stanley Capital I Trust 2017-H1 pooling and servicing agreement, dated as of June 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

                                                                                                                By: /s/ Jane Lam

                                                                                                                Name:  Jane Lam

                                                                                                                Title:    President

Dated:  May 6, 2020